UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 23, 2019

Date of report (Date of earliest event reported)

NUVERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or  Rule 12b-2 of the Securities Exchange Act of 1934 (§230.12b-2 of this chapter)

         Emerging growth company     Yes ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 5.07 – Submission of Matters to a Vote of Security Holders

Nuvera Communications, Inc.’s (“Nuvera”) Annual Meeting of Shareholders was held on May 23, 2019. Proxies representing 3,821,352 shares, or 73.75% of the 5,181,249 outstanding shares entitled to vote were present at the Annual Meeting, which constituted a quorum. The shareholder voting results for the election of two directors, the ratification of the appointment of Nuvera’s independent registered public accounting firm, the advisory vote to approve the Company’s executive compensation and the advisory vote on the frequency of future executive compensation advisory votes are presented as follows:

Proposal 1. The following two directors were elected to serve until the 2022 Annual Meeting and until the election and qualification of their respective successors, as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes

Perry L. Meyer	2,586,533	87,079	1,147,740
Bill D. Otis	2,538,204	135,408	1,147,740

Proposal 2. Shareholders ratified the appointment of Olsen, Thielen & Company, Ltd. as the Company’s  independent registered public accounting firm for the 2019 fiscal year, as follows:

Votes For	Votes Against	Abstentions

3,760,604	19,239	41,509

Proposal 3. Shareholders approved the Company’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,283,004	140,668	249,940	1,147,740

Proposal 4. The shareholders voted on the frequency of future shareholder advisory votes on executive compensation, as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

562,938	30,335	1,900,670	179,669	1,147,740

In light of the fact that 76.21% of the shareholders expressing a preference on Proposal 4 voted in favor of holding the advisory vote every three years, and that was the recommendation of the Nuvera’s Board of Directors (“Board), on May 23, 2019, the Board decided Nuvera will submit the shareholder advisory vote on executive compensation to its shareholders every three years.

In addition, the Board currently intends to seek a new shareholder advisory vote on the frequency of future shareholder advisory votes in three years or at the 2022 Annual Meeting of Shareholders.

The Board ratified the results of the 2019 Annual Meeting of Shareholders at its Annual Meeting held on May 23, 2019.

Item 8.01 – Other Events

At its monthly Board meeting on May 22, 2019, the Board declared a regular quarterly dividend on our common stock of $.13 per share, payable on June 14, 2019 to stockholders of record at the close of business on June 4, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2019	Nuvera Communications, Inc.

	By:	/s/Curtis Kawlewski
Curtis Kawlewski
	Its:	Chief Financial Officer

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